STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "AGREEMENT") is entered into as of December 7, 2001, by and between ACCUIMAGE DIAGNOSTICS CORP., a Nevada corporation (the "COMPANY"), and the undersigned investor (the "INVESTOR").

                                    RECITALS

         The Company is privately offering up to 11,904,762 shares of the Company's Common Stock (the "SHARES") to certain potential investors at the per share purchase price of $0.084 (the "OFFERING"), and each Investor has agreed to purchase the number of Shares set forth in its subscription agreement, the form of which is attached hereto as EXHIBIT A ("SUBSCRIPTION AGREEMENT"), such amount not to be less than 119,047 shares.


                                    AGREEMENT

         NOW, THEREFORE, Company and Investor hereby agree as follows:


                                   SECTION 1
                           PURCHASE AND SALE OF SHARES

         1.1 PURCHASE. Investor hereby agrees to purchase, and the Company hereby agrees to sell to Investor, the number of Shares set forth below Investor's signature on the Subscription Agreement executed by Investor at the purchase price of $0.084 per Share, such amount not to be less than 119,047 shares.

         1.2 FORM OF PAYMENT; CLOSING. The aggregate purchase price shall be the product of the number of Shares set forth on the Subscription Agreement executed by Investor multiplied by $0.084 (the "AGGREGATE PURCHASE PRICE"). Investor shall pay the Aggregate Purchase Price either: (i) by delivering a check to Company in the amount of the Aggregate Purchase Price with said check payable to "Accuimage Diagnostics Corp."; or (ii) by wiring the Aggregate Purchase Price into an account as directed by the Company. The minimum investment is $10,000.00 (119,047 Shares). The closing of the sale of Shares to Investor (the "CLOSING") shall occur promptly after (i) all the conditions set forth in Sections 4 and 5 of this Agreement have been satisfied; (ii) the Company has received and approved executed Stock Purchase Agreements and Subscription Agreements for a total of $150,000.06 (1,785,715 Shares). The Company will not deposit any check received from Investor until the Closing. If for any reason the Closing does not occur on or before December 7, 2001, then the Company shall at its discretion return to Investor any check or wire transferred funds provided pursuant to this Section 1.2 and the Company shall have no further obligations to Investor.

                                    SECTION 2
                     COMPANY REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to each Investor that as of the Closing:

         2.1 ORGANIZATION. The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

         2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares being purchased by Investor hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws of general application and by legal, equitable or public policy principles relating to, limiting or affecting the enforceability of creditors' rights generally, or (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law.

         2.3 VALID ISSUANCE OF THE SHARES. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

         2.4 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for any filings that may be required pursuant to Regulation D under the Securities Act of 1933, as amended (the "ACT") or by any applicable state "Blue Sky" laws.


                                   SECTION 3
                     INVESTOR REPRESENTATIONS AND WARRANTIES

         Investor hereby represents and warrants that:

         3.1 AUTHORIZATION. Investor has full power and authority to execute, deliver and perform this Agreement, and this Agreement constitutes the valid and legally binding obligation of Investor, enforceable in accordance with its terms except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws of general application and by legal, equitable or public policy principles relating to, limiting or affecting the enforceability of creditors' rights generally, or (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law.

         3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Investor in reliance upon Investor's representation to the Company, which, by Investor's execution of this Agreement, Investor hereby confirms that the Shares to be purchased by Investor hereunder will be acquired for investment purposes only and for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

         3.3 DISCLOSURE OF INFORMATION. Investor has received all the information Investor considers necessary or appropriate for deciding whether to purchase the Shares to be purchased hereunder. Investor acknowledges that: (i) Investor has pursued its own independent investigation of the Company and of any information that Investor considers material to its investment decision; (ii) Investor has read the Form 10-KSB filed by the Company for its fiscal year ending September 30, 2000, the Forms 10-QSB filed by the Company for the quarters ending December 31, 2000, March 31, 2001, and September 30, 2001, and the Form 10-QSB/A filed by the Company for the quarter ending December 31, 2000; and (iii) Investor is relying solely upon such independent investigation, the information contained in the aforementioned Form 10-KSB, two Forms 10-QSB and Form 10-QSB/A and the representations and warranties contained in Section 2 of this Agreement. Investor further represents that Investor has had an opportunity to ask questions and receive answers and information from the Company regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company.

         3.4 INVESTMENT EXPERIENCE; NO ORAL REPRESENTATIONS. Investor is an experienced investor in securities and acknowledges that Investor is able to fend for him/her/itself, can bear the economic risk of Investor's investment, and has such knowledge and experience in financial or business matters that Investor is capable of evaluating the merits and risks of the investment in the Shares to be purchased hereunder. In evaluating the merits and risks of an investment in the Shares, Investor has relied, in part, upon the advice of Investor's legal counsel, tax advisors, and/or other investment advisors. At no time was any oral representation made to Investor relating to the purchase of the Shares or was Investor presented with or solicited by any form of general advertising relating to the purchase hereunder. Investor has not relied on any verbal statements or representations made to Investor in determining whether to purchase the Shares hereunder. Investor is prepared to bear the risk of losing part or all of Investor's investment in the Shares, and Investor acknowledges the inability to sell or transfer the Shares for an indefinite period of time or at a price which would enable Investor to recoup the investment in the Shares. INVESTOR UNDERSTANDS THAT NO PUBLIC MARKET NOW EXISTS FOR THE SHARES AND THAT THERE IS NO ANTICIPATED FUTURE PUBLIC MARKET FOR THE SHARES.

         3.5 RESTRICTED SECURITIES. Investor understands that the Shares to be purchased hereunder are characterized as "restricted securities" under the federal and state securities laws inasmuch as they will be acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Act and applicable state securities laws or pursuant to an exemption therefrom. In this connection, Investor represents that Investor is familiar with Rule 144 promulgated under the Act ("RULE 144") and understands the resale limitations imposed thereby. Investor is aware that an investment in non-publicly traded securities such as the Shares is nonmarketable, nontransferable and will require Investor's capital to be invested for an indefinite period of time, possibly without return. Investor has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the entire purchase price paid for the Shares.

         3.6 NO DISPOSITION DURING FIRST YEAR. Investor understands that the Shares to be purchased hereunder may not be sold, transferred or disposed of for one year after the Closing Date. Investor understands that, pursuant to Rule 144, affiliates (as "affiliate" is defined in Rule 144) and non-affiliates may resell the Shares only after holding such securities for at least one year, subject to certain sales volume limitations and other requirements contained in Rule 144. Investor further understands that the requirements of Rule 144 may change prior to Investor selling any Shares and that the Company has provided no assurance that the sale of any such securities will be eligible for resale pursuant to Rule 144 under any particular circumstances.

         3.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above is this Section 3, Investor further agrees not to make any disposition of all or any portion of the Shares purchased hereunder unless:

                  (i) There is then in effect a registration statement under the Act and applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement;

                  (ii) Investor shall have (a) notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (b) furnished the Company with evidence including an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Shares or shares under the Act; or

                  (iii)    The disposition is pursuant to Rule 144.

         3.8 LEGENDS. It is understood that the Shares purchased hereunder have not been registered under the Act and that Common Stock certificates evidencing said Shares may bear one or all of the following legends:

                  (i) "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act and any applicable state securities laws or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                  (ii) Any legend required by any applicable state securities laws.

         3.9 NO PREEMPTIVE RIGHTS OR ANTI-DILUTION PROTECTION. Investor understands that Investor will not be entitled to any anti-dilution protection. Investor understands that the Company may periodically issue additional Common Stock or Preferred Stock or other equity or debt securities of the Company, and that Investor has no right to participate in any such future securities offering by the Company.

         3.10 INVESTOR'S PRINCIPAL RESIDENCE. Investor's principal residence is as indicated on the signature page of this Agreement.

         3.11 ACCREDITED INVESTOR. Investor is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 or Regulation D, as presently in effect.


                                   SECTION 4
                 CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING

         The obligations of Investor under Sections 1.1 and 1.2 hereof are subject to the fulfillment on or before the Closing of each of the following conditions:

         4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 hereof shall be true and correct on and as of the Closing.

         4.2 SUBSCRIPTION AGREEMENT. The Subscription Agreement shall have been fully completed and executed by Investor and accepted by the Company.


                                   SECTION 5
               CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING

         The obligations of the Company under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the undersigned Investor:

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the undersigned Investor contained in Section 3 hereof shall be true on and as of the Closing.

         5.2 PAYMENT OF AGGREGATE PURCHASE PRICE. The undersigned Investor shall have delivered the Aggregate Purchase Price for the Shares as specified in Sections 1.1 and 1.2 hereof.

         5.3 SUBSCRIPTION AGREEMENT. The Subscription Agreement shall have been completed, executed and delivered by the undersigned Investor in form and substance satisfactory to the Company in its sole discretion.

         5.4 DELIVERY OF NOTES. The Company shall, within five (5) days after the Closing, deliver to Investor a Common Stock certificate evidencing the Shares purchased.


                                   SECTION 6
                                  MISCELLANEOUS

         6.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Investor or the Company.

         6.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         6.3 GOVERNING LAW. This Agreement and all matters related to or arising under this Agreement shall be governed by and construed under the internal laws of the State of California, regardless of any conflicts of law or choice of law provisions of any jurisdiction.

         6.4 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and any other document or instrument relating hereto may be executed by a party's signature transmitted by facsimile ("fax"), and copies of this Agreement and any such document or instrument executed and delivered by means of faxed signatures shall have the same force and effect as copies hereof executed and delivered with original signatures. All parties hereto may rely upon faxed signatures as if such signatures were originals. Any party executing and delivering this Agreement and any such document or instrument by fax shall promptly thereafter deliver a counterpart signature page of this Agreement and the fully executed original or counterpart original of any such document or instrument containing said party's original signature. All parties hereto agree that a faxed signature may be introduced into evidence in any proceeding arising out of or related to this Agreement or any such document or instrument as if it were an original signature.

         6.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         6.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         6.7 FINDER'S FEE. Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         6.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Shares issued and outstanding. Any amendment or waiver made in accordance with this paragraph shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

         6.9 SEVERABILITY. If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         6.10 NO WAIVER. The failure of any party in any instance to exercise any right under this Agreement shall not constitute a waiver of any other right that may subsequently arise under the provisions of this Agreement or any other agreement between the parties. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

         6.11 REMEDIES FOR BREACH. It is expressly acknowledged and agreed that irreparable injury will be suffered if Investor breaches any of the provisions of Sections 3.6 or 3.7 of this Agreement and that the injured parties shall be entitled to the equitable remedies of specific performance and injunction for the enforcement of such provisions, without the necessity of posting a bond or security or showing actual damages. The availability of equitable remedies shall not be deemed to limit any other right or remedy to which any party to this Agreement would otherwise be entitled. In the event of any action to enforce this Agreement, the prevailing party shall be entitled to recover all costs and expenses incurred in connection with such enforcement, including but not limited to attorneys' fees.

         6.12 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                               COMPANY:

                               ACCUIMAGE DIAGNOSTICS CORP.,
                               a Nevada corporation

                               By: /s/ LEON KAUFMAN
                                   ---------------------------------------------
                                   Dr. Leon Kaufman, Chief Executive Officer

                               Address:   400 Grandview Drive
                                          South San Francisco, California 94080

                               Telephone: (650) 875-0192

                               INVESTOR:

                                          HEDVIG HRICEK
                                          --------------------------------------
                                          Print Name of Investor

                                          /s/ HEDVIG HRICEK
                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          --------------------------------------
                                          Print Name and Title (if an entity)

                               Address of Principal Residence:

                                          880 5TH AVENUE, APT. 20F
                                          --------------------------------------
                                          NEW YORK, NY 10021
                                          --------------------------------------


                               Telephone: (212)396-2052
                                          --------------------------------------

                                    EXHIBIT A
                                       TO
                            STOCK PURCHASE AGREEMENT


                             SUBSCRIPTION AGREEMENT

                                December 7, 2001

Accuimage Diagnostics Corp.
400 Grandview Drive
South San Francisco, California 94080
Attn:  Dr. Leon Kaufman, Chief Executive Officer

To whom it may concern:

         The undersigned investor ("INVESTOR"), intending to be legally bound, hereby agree with Accuimage Diagnostics Corp. as follows:

         1. SUBSCRIPTION. Investor hereby subscribes to purchase (a) the number of shares of Common Stock (the "SHARES") of Accuimage Diagnostics Corp., a Nevada corporation (the "COMPANY"), indicated on the signature page of this Subscription Agreement ("AGREEMENT") at a per share price of $0.084.

         2. CLOSING. Investor understands that the sale and purchase of the Shares will be concluded as provided in and subject to the terms and conditions of the Stock Purchase Agreement by and between Investor and the Company dated as of December 7, 2001 (the "STOCK PURCHASE AGREEMENT").

         3. MODIFICATION. This Agreement may not be modified or waived except by an instrument in writing signed by the party against which any modification or waiver is sought to be enforced.

         4. ASSIGNABILITY. Investor understands that Investor may not assign this Agreement or Investor's rights, interests and obligations hereunder to any individual or entity without the Company's express prior written consent, which the Company may withhold in its sole and absolute discretion, and that any purported assignment without such consent is void ab initio.

         5. ACCREDITED INVESTOR. Investor hereby represents and warrants that Investor is (check ALL appropriate boxes):

[ ] (i) A bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the "1933 ACT"), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Security Exchange Act of 1934;

                                    EXHIBIT A
                                       to
                            Stock Purchase Agreement

[ ] (ii) An insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 or any business development company as defined in Section 2(a)(48) of that Act;

[ ]      (iii)    A Small Business Investment Company licensed by the U.S. Small
         Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

[ ] (iv) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000;

[ ] (v) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

[ ]      (vi)     A private business  development  company as defined in Section
         202(a)(22) of the Investment Advisers Act of 1940;

[ ] (vii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, limited liability company, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000;

[ ] (viii) A director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer;

[ ]      (ix)     A natural  person  whose  individual  net worth,  or joint net worth with my spouse, exceeds U.S.$1,000,000;

[ ] (x) A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income my spouse in excess of U.S.$300,000 in each of those years and I/we have a reasonable expectation of reaching the same income level in the current year;

[ ] (xi) A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of this prospective investment; or

[ ]      (xii)    An  entity  in which  all of the  equity  owners  satisfy  the requirements of items (i), (ii), (iii), (iv), (v), (vi), (vii), (viii),
         (ix), (x) and/or (xi) immediately above.

                                    EXHIBIT A
                                       to
                            Stock Purchase Agreement

         6. DATE OF ACCREDITED INVESTOR QUALIFICATION. The above representations and warranties regarding Investor's Accredited Investor status are true and accurate as of the date hereof and shall be true and accurate as of the closing of the purchase of the Shares as "CLOSING" is defined in the Stock Purchase Agreement. If in any respect such representations and warranties shall not be true and accurate prior to or as of the Closing, Investor shall give immediate notice of such fact to the Company by facsimile to (650) 875-0194 to the attention of Dr. Leon Kaufman, Chief Executive Officer of the Company, with an additional copy of that notice sent by overnight delivery to Dr. Leon Kaufman at 400 Grandview Boulevard, South San Francisco, California 94080.

         7.       MISCELLANEOUS.

         Investor understands that this Agreement and any and all matters related to or arising under this Agreement shall be governed by the internal laws of the State of California, without regard to any conflicts of law or choice of law provisions of any jurisdiction.

         Investor's representations and warranties made in this Agreement will survive execution and delivery of the Stock Purchase Agreement and the issuance and sale of the Shares thereunder.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and any other document or instrument relating hereto may be executed by a party's signature transmitted by facsimile ("fax"), and copies of this Agreement and any such document or instrument executed and delivered by means of faxed signatures shall have the same force and effect as copies hereof executed and delivered with original signatures. All parties hereto may rely upon faxed signatures as if such signatures were originals. Any party executing and delivering this Agreement and any such document or instrument by fax shall promptly thereafter deliver a counterpart signature page of this Agreement and the fully executed original or counterpart original of any such document or instrument containing said party's original signature. All parties hereto agree that a faxed signature may be introduced into evidence in any proceeding arising out of or related to this Agreement or any such document or instrument as if it were an original signature.

                            [SIGNATURE PAGE FOLLOWS.]

                                    EXHIBIT A
                                       to
                            Stock Purchase Agreement

         Please indicate your agreement with the foregoing by signing and completing the required information in the places indicated below and returning a copy of this letter to Accuimage Diagnostics Corp. at the address stated above.

                                        Very truly yours,

                                        HEDVIG HRICEK
                                        ----------------------------------------
                                        [Print Name of Investor]

                                        By: /s/ HEDVIG HRICEK
                                            ------------------------------------
                                            Name:
                                            ------------------------------------
                                            Its:
                                            ------------------------------------

                                        880 5TH AVENUE, APT. 20F
                                        ----------------------------------------
                                        Street Address

                                        NEW YORK, NY 10021
                                        ----------------------------------------
                                        City, State, Zip Code

                                        ----------------------------------------
                                        Tax ID Number

                                        119,047
                                        ----------------------------------------
                                        Number of Shares Subscribed For

ACCEPTED AND AGREED TO:

ACCUIMAGE DIAGNOSTICS CORP.,
a Nevada corporation

By:   /s/ LEON KAUFMAN
      ---------------------------
      Dr. Leon Kaufman,
      Chief Executive Officer

Date: December 6, 2001

                                    EXHIBIT A
                                       to
                            Stock Purchase Agreement
                                      -4-